UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2008

U.S. Shipping Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32326	20-1447743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
399 Thornall St., 8th Floor Edison, NJ		08837
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 635-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On April 21, 2008, Anthony J. Guzzo and USS Vessel Management LLC, a wholly-owned subsidiary of U.S. Shipping General Partner, LLC, the general partner of U.S. Shipping Partners L.P. (the “Partnership”) entered into an employment agreement (the “Agreement”) pursuant to which Mr. Guzzo will serve as the Vice President—Chief Accounting Officer of the general partner, the Partnership and the Partnership’s subsidiaries.

Mr. Guzzo (age 35) has served as Controller of the Partnership since February 2007. From October 2006 until February 2007, Mr. Guzzo served as the Controller for USS Products Investor LLC, a joint venture entered into by the Partnership to construct and finance up to nine new tanker vessels. Prior to joining the Partnership, Mr. Guzzo was employed by Sunterra Corporation, a publicly traded vacation ownership company, from April 2004 until October 2006 in various financial and accounting roles, including European Finance Director and US Controller. Prior to joining Sunterra, Mr. Guzzo was with Deloitte & Touche LLP, most recently as a Senior Manager specializing in the gaming industry where he provided assurance and advisory services to publicly traded companies.

The terms of Mr. Guzzo’s employment with the Partnership are outlined in the Agreement and include a base salary of $190,000 per year, an annual bonus with a target of 60% of such base salary and eligibility in all of the Partnership’s other employee benefit programs. In the event Mr. Guzzo’s employment is terminated without cause or Mr. Guzzo terminates his employment for good reason, as defined in the Agreement, he is entitled to a continuation of his salary and bonus at the rate in effect as of his termination for a period of twelve months following the date of termination (two years if such termination occurs within two years following a change of control). The Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Mr. Guzzo has no other transactions or family relationships with the Partnership.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Title
10.1*	Employment Agreement for Anthony J. Guzzo

*	Management contract, compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. SHIPPING PARTNERS L.P.
By: U.S. Shipping General Partner, LLC, its general partner

	By:	/s/ Albert E. Bergeron

	Name:	Albert E. Bergeron
	Title:	Vice President—Chief Financial Officer
(principal financial officer)
Date: April 21, 2008